Exhibit 10.17 Automobile Lease Agreement between Better Solutions, Inc. and BMW
Financial Services

BMW Financial Services
Motor Vehicle Agreement (Closed End)

1. Parties
Lessor Name and Address         Lessee and Co-Lessee Name and Address
A AND L MOTOR SALES             BETTER SOLUTIONS INC.
3780 WILLIAM PENN HIGHWAY       200 PENN CENTER SUITE 201
MONROEVILLE PA 15146            PITTSBURGH PA 15235

2. Agreement to Lease. This Motor Vehicle Lease Agreement ("Lease") is entered into between the lessee and co-lessee ("Lessee") and the lessor ("Lessor") named above. Unless otherwise specified, "I", "me" and "my" refer to the Lessee and
"you" and "your" refer to the Lessor or Lessor's assignee. "Vehicle" refers to the leased vehicle described below. Lessor intends to assign this Lease to BMW
Financial Services NA, LLC ("BMW FS"), or if this box is checked [] to Financial
Services Vehicle Trust ("Assignee"). BMW FS will administer this Lease on behalf of itself or such other assignee. The consumer lease disclosures contained in this Lease are made on behalf of Lessor and its successors or assignees.

3. Date of Lease, Lease Term and Scheduled Maturity Date. This Lease is entered into on 12/26/02 for the scheduled Lease Term of 39 months with a Scheduled
Maturity Date of 03/26/06.

4. Vehicle Descriptions
New/Used:         New
Year:             2003
Make & Model:     BMW 745IL
Vehicle ID#:      WBAGN63433DR10088
Mileage:
Primary Use:      Personal, Business

                    FEDERAL CONSUMER LEASING ACT DISCLOSURES

Amount Due at Lease Signing or Delivery (Itemized Below)*              $1324.34
Monthly Payments:  Your first monthly payment of $1,170.09 is due on 12/26/2002, followed by 38 payments of $1,170.09 due on the 25th of each month.  The total of your monthly payments is $45633.51.
Other Charges (not part of your monthly payment)
         Disposition fee (if you do not purchase the vehicle) $350
         Total                                                $N/A
Total of Payments (The amount you will have paid by the end of the lease.) $46137.76

*Itemization of Amount Due at Lease Signing or Delivery

Amount Due at Lease Signing or Delivery:
Capitalized cost reduction                  $ N/A
First monthly payment                       $1,170.09
Refundable security deposit                 $  N/A
Title fees                                  $  22.50
Registration fees                           $  36.00
Sales/use tax                               $  95.75

Total                                       $1324.34

How the Amount Due at Lease Signing or Delivery will be paid:
Net trade-in allowance                      $  N/A
Rebates and noncash credits                 $  N/A
Amount to be paid in cash                   $1324.34
Total                                       $1324.34

Your monthly payment is determined as shown below:

Gross capitalized cost. The agreed upon value of the vehicle ($77500.00) and any items you pay for over the lease term (such as service contracts, insurance, and
any outstanding prior credit or lease balances)                   $78625.00
Capitalized cost reduction. The amount of any net trade-in allowance, rebate, noncash credit, or cash you pay that reduces the gross capitalized cost
                                                               -  $ N/A
Adjusted capitalized cost. The amount used in calculating your base monthly
payment                                                        =  $78625.00
Residual value. The value of the vehicle at the end of the lease used in
calculating your base monthly payment                          -  $48400.45
Depreciation and any amortized amounts. The amount charged for the vehicle's decline in value through normal use and for other items paid over the lease term
                                                               =  $30224.55
Rent charge. The amount charged in addition to the depreciation and any
amortized amounts                                              +  $11641.50
Total of base monthly payments. The depreciation and any amortized amounts plus
the rental charge                                              =  $41865.72
Lease term.  The number of months in your lease                /         36
Lease payment                                                 =   $ 1073.48
Base monthly payment                                              $   96.61
Monthly sales/use tax (estimated)                              +  $   N/A
Total monthly payment                                          =  $ 1170.09

Early Termination. You may have to pay a substantial charge if you end this lease early. The charge may be up to several thousand dollars. The actual charge will depend on when the lease is terminated. The earlier you end the lease, the greater this charge is likely to be.

Excessive Wear and Use. You may be charged for excessive wear based on our standards for normal use and for mileage in excess of 48750 miles at the rate of $.20 per mile.
Purchase Option at End of Lease Term. You have an option to buy the vehicle at the end of the lease term for $48400.45, plus official fees and taxes.
Other Important Terms. See your lease documents for additional information on early termination, purchase options and maintenance responsibilities, warranties, late and default charges, and insurance.

1.  ITEMIZATION OF GROSS CAPITALIZED COST.
Agreed upon value of the vehicle                                  $77500.00
BMW Financial Services administrative fee                      +  $  400.00
License/registration/title fees                                +  $  N/A
Sales tax                                                      +  $  N/A
Other tax (described)                                          +  $  N/A
Optional service contract                                      +  $  N/A
Optional life insurance                                        +  $  N/A
Optional disability insurance                                  +  $  N/A
Gross Capitalized Cost                                         =  $77500.00

2.  THE VEHICLE YOU ARE TRADING.   (year)   (make)   (model)
Gross trade-in value                                              $  N/A
Payoff                                                         -  $  N/A
Net trade-in value                                             =  $  N/A

3. OFFICAL FEES AND TAXES. You will pay all government license, title, registration, testing, and inspection fees for the vehicle. You will pay all taxes on the lease or the vehicle that the government levies on you, the vehicle, or us (except our net income taxes). We may change your monthly payment if taxes change. We may bill you separately for official fees and taxes.

TOTAL ESTIMATED FEES AND TAXES YOU MUST PAY DURING
LEASE                                                             $ 1788.62
Title fees                                                        $   22.50
Registration fees                                                 $  243.00
License fees                                                      $   50.00
Sales/use taxes (including tax on capitalized cost reduction)     $ 1468.12
Excise taxes                                                      $  N/A
Personal property taxes                                           $  N/A
Other (describe)                                                  $  N/A

4. LATE CHARGE. If you do not pay a monthly payment in full within 10 days after it is due, you will pay a late charge of 5% of the part of the payment that is late.

5. EXCESS MILEAGE CHARGE. The total allowed mileage on the odometer at lease end is:
Starting odometer mileage                                            20 miles
Base mileage allowance                                         +  36000 miles
Purchased extra miles                                          +  _____ miles
Total allowed mileage                                          =  36020 miles.

You are paying $N/A for extra miles. At scheduled lease end, we will credit you with $N/A per mile for each unused extra mile you purchased. There will be no credit if the lease ends early, you buy the vehicle, or the vehicle is a total loss.

The excess mileage charge is $.20 per mile for each mile beyond 36,020 miles. If the lease ends early, any excess mileage and wear charge will not be more than residual value minus the vehicle sales price. There is no excess mileage charge if you buy the vehicle.

6. CHARGE FOR FINES. If the government places a fine on the vehicle and you do not pay it promptly, we may pay it. Each time we pay a fine, you will pay us the fine plus $20.

7. OPTIONAL LIFE AND DISABILITY INSURANCE. We do not require life or disability insurance. If you sign below, we will try to get the coverage(s) checked for the lease term. We will include the premium in your base monthly payment. A notice you receive when you sign this lease describes the coverage(s). The insurance may not cover taxes and other amounts due besides the base monthly payment

Insurer Name ________
Address  ________
__ Life Insurance (__ Lessee __ Co-Lessee  __ Both) Premium                 $N/A
                                                    Coverage limit         _____
__ Disability Insurance (Lessee Only)               Premium                 $N/A
                                                    Monthly Coverage Limit _____
Lessee's Signature _____________________    Age_______
Co-Lessee's Signature _____________________ Age_______

8.  WARRANTY AND EXCLUSION OF WARRANTY.  You have the benefit of any warranty checked below.
_X_ Standard manufacturer's warranty
___
Warranty papers that are separate from this lease state any coverage limits.
We are giving you a warranty that the vehicle conforms to the description in this lease.
THERE ARE NO OTHER EXPRESS WARRANTIES ON THE VEHICLE. WE MAKE NO IMPLIED
WARRANTY OF MERCHANTABILITY. THERE IS NO WARRANTY THAT THE VEHICLE IS FIT FOR
A PARTICULAR PURPOSE.

9.  OPTIONAL SERVICE OR MAINTENANCE CONTRACT.
Name _____________________
Term _____ months, ___________ miles.
If you are buying a service or maintenance contract now, you may pay for it at lease signing. If you do not, the price will be included in the capitalized cost, and you will pay rent charges on the price.

10.  ASSIGNMENT BY LESSOR.
_X_ If this box is checked, Lessor (Retailer) will assign this lease and sell the vehicle to BMW Financial Services ("BMW FS").
___ If this box is checked, BMW FS helped to arrange this lease and Lessor
(Retailer) will assign it and sell the vehicle to Financial Services Vehicle
Trust.
___ If this box is checked, Lessor (Retailer) will assign this lease and sell the vehicle to ________.
___ If this box is checked, Lessor (Retailer) intends not to assign this lease.
The assignee may designate Vehicle Asset Universal Leasing Trust, or its trustee, as agent to hold title for the benefit of the assignee on the vehicle's certificate of title and/or registration.

The sale and assignment will not be considered to change materially your duties, burden, or risk under this lease. Neither the assignee nor Financial Services
Vehicle Trust will have to make any repairs to the vehicle, get any insurance, or perform any services. Lessor has agreed to perform under this lease. You will look only to Lessor for these services.

After assignment, BMW FS will service this lease, if BMW FS is the assignee or if BMW FS helped to arrange this lease. You must then make all payments to BMW
FS (for its or the assignee's account) or as otherwise directed. If we assign this lease, you will not receive notice of assignment.

THIS IS THE ENTIRE AGREEMENT. This lease contains the entire agreement between you and us relating to the lease of the vehicle. Any change to the terms of this lease must be in writing and signed by you and us. No oral changes are binding.
We may delay or refrain from enforcing any of our rights under this lease without losing them. Lessee (and Co-Lessee) initials __________.

NOTICE TO LESSEE. 1. DO NOT SIGN THIS AGREEMENT BEFORE YOU READ IT.
                  2. YOU ARE ENTITLED TO A COPY OF THIS AGREEMENT.

YOU SIGNED THIS AGREEMENT AND RECEIVED A COPY AT MURRYSVILLE, PA ON 12 FEB 2000.

LESSEE: BETTER SOLUTIONS, INC.      By:Richard E. McDonald Co-Lessee:

LESSOR: ________________________  By: ___________ Title: __________________

Lessor assigns all right, title, and interest in this lease to the party identified in this lease as the intended assignee, under the terms of the lease plan dealer agreement as in effect from time to time with the assignee ("Dealer
Agreement"). Lessor also assigns all right, title, and interest in the leased vehicle to the party identified in this lease as the intended assignee, or its designee, under the terms of the Dealer Agreement.

LESSOR: ________________________  By: ___________ Title: __________________

SEE OTHER SIDE FOR OTHER IMPORTANT AGREEMENTS INCLUDING A PROHIBITION OF
TRANSFER OF YOUR INTEREST.